UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2008
DELPHI FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11462	13-3427277

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1105 North Market Street, Suite 1230, P.O. Box 8985, Wilmington, DE	19899

(Address of principal executive offices)	(ZIP Code)
Registrant’s telephone number, including area code    302-478-5142
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Not applicable.
(e) On May 7, 2008, the Compensation Committee (the “Committee”) of the Registrant’s Board of Directors approved the amendment and consolidation of the option award agreements governing the performance-contingent incentive options previously granted to the seven members of executive management of the Registrant’s subsidiary, Reliance Standard Life Insurance Company (“RSL”), including, among others, Lawrence E. Daurelle, President and Chief Executive Officer of RSL, and Thomas W. Burghart, Senior Vice President and Treasurer of the Registrant and of RSL, pursuant to the Registrant’s 2003 Employee Long-Term Incentive and Share Award Plan (the “2003 Plan”) and Second Amended and Restated Employee Stock Option Plan (the “Second Restated Plan”). The amendments effected by such consolidated agreements entailed, among other things, the modification of the definition of generally accepted accounting principles for purposes of application of the financial performance conditions contained therein and the elimination of the Registrant’s option to make cash payments to the optionees in lieu of accelerated option vesting in certain employment termination circumstances. Complete copies of the consolidated option award agreements for Messrs. Daurelle and Burghart are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated by reference herein.
Also on May 7, 2008, the Registrant’s Board of Directors approved various amendments to the 2003 Plan, the Second Restated Plan and the Registrant’s Employee Stock Purchase Plan (the “ESPP”). These amendments were for the purpose of clarifying the effect of stock splits, stock dividends and similar events under the 2003 Plan and the ESPP and, in the cases of the 2003 Plan and the Second Restated Plan, providing for accelerated option vesting upon the death or disability of an optionee. Copies of the amendments to the 2003 Plan, the Second Restated Plan, and the ESPP are attached hereto as Exhibit 10.3, Exhibit 10.4, and Exhibit 10.5, respectively, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1	Consolidated Award Agreement for Lawrence E. Daurelle

10.2	Consolidated Award Agreement for Thomas W. Burghart

10.3	Amendment to 2003 Employee Long-Term Incentive and Share Award Plan

10.4	Amendment to Second Amended and Restated Employee Stock Option Plan

10.5	Amendment to Employee Stock Purchase Plan
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI FINANCIAL GROUP, INC.
/s/ ROBERT ROSENKRANZ
Robert Rosenkranz
Chairman of the Board and Chief Executive Officer (Principal Executive Officer)

Date: May 13, 2008